UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2014

MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 23, 2014, Curt S. Culver, who has been the Company’s Chief Executive Officer ("CEO") since 2000 and Chairman of its Board of Directors (the "Board") since 2005, announced that he will retire as CEO of the Company, effective March 1, 2015. After his retirement as CEO, Mr. Culver will continue to serve as Chairman of the Board, which will be a non-executive position.

(c) On July 23, 2014, the Board appointed Patrick Sinks, who has been the Company’s President and Chief Operating Officer since 2006, as CEO effective upon Mr. Culver’s retirement and elected him to the Board effective July 23, 2014.

Mr. Sinks, age 57, has been with the Company since 1978. Prior to becoming President and Chief Operating Officer, he was Executive Vice President-Field Operations of Mortgage Guaranty Insurance Corporation, our principal subsidiary ("MGIC"), from 2004 to 2006, and was Senior Vice President-Field Operations of MGIC from 2002 to 2004. Before he assumed his Field Operations position, he held various positions within MGIC’s finance and accounting organization, the last of which was Senior Vice President, Controller and Chief Accounting Officer. He earned his MBA from the University of Wisconsin – Milwaukee, and holds a Bachelor of Science Degree in accounting from the University of Mary.

(e) Mr. Culver will be paid an annual retainer of $250,000 for his service as Chairman of the Board, in addition to compensation paid to non-employee directors for service on the Board. Our Proxy Statement filed with the Securities and Exchange Commission on March 24, 2014, describes our current arrangements for compensation paid to non-employee directors for service on the Board.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 23, 2014, the Board approved amendments to Article IV of the Bylaws of the Company that will become effective upon Curt Culver’s retirement as Chief Executive Officer of the Company. The material provisions of the amendments conform the Bylaws to the management succession described in Item 5.02, principally by providing for a Chief Executive Officer position separate from the Chairman of the Board, who previously was the Chief Executive Officer.

The amendments are filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to the actual text of the amendments.

The Amended and Restated Bylaws, as amended by the amendments described in this Item, are filed as Exhibit 3.2 to this Current Report on Form 8 K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being filed herewith:

3.1 Amendments to the Amended and Restated Bylaws of MGIC Investment Corporation
3.2 Amended and Restated Bylaws of MGIC Investment Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: July 25, 2014	By: \s\ Jeffrey H. Lane

Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amendments to the Amended and Restated Bylaws of MGIC Investment Corporation
3.2	Amended and Restated Bylaws of MGIC Investment Corporation